EXHIBIT 99.1

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (“Agreement”) between RAC Gadsden LLC, an Alabama limited liability company (“Seller”), and My City Builders, Inc., a Nevada corporation (“Buyer”), takes effect on October 31, 2025 (“Effective Date”).

BACKGROUND

The parties acknowledge that:

Seller is engaged in the business of real estate acquisition and development (the “Business”) and

Seller desires to sell to Buyer and Buyer desires to purchase from Seller, on the terms and subject to the conditions of this Agreement, the Acquired Assets.

The parties therefore agree as follows.

ARTICLE ONE

PURCHASE AND SALE OF THE ACQUIRED ASSETS

Section 1.01 Purchase and Sale

Subject to the terms of this Agreement, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, the Acquired Assets. Simultaneously with Buyer’s payment of the Closing Payment, the Acquired Assets will be sold and delivered to Buyer electronically, together with bills of sale and other transfer documents duly signed by Seller. The closing of the purchase and sale of the Acquired Assets (“Closing”) will take place electronically on October 31, 2025, or when and where the parties otherwise mutually agree (“Closing Date”).

Section 1.02 Purchase Price

The purchase price (“Purchase Price”) for the sale of the Acquired Assets is $350,000.00 payable in accordance with the terms of the Promissory Note substantially in the form of Exhibit A. At the Closing, Buyer will provide the signed Promissory Note to Seller in a form acceptable to Seller (“Closing Payment”).

Section 1.03 Assumption of Liabilities

Buyer will not assume, be liable for, or agree to pay, perform, or discharge any liability or other obligation of Seller, whether known or unknown, including any liability or obligation:

arising out of, incurred in connection with, related to, or created because of this Agreement;

arising out of Seller’s actions, forbearances, or omissions before or after the Closing Date;

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resulting from Seller’s or any other person’s breach of contract arising out of or related to the sale of the Acquired Assets under this Agreement;

of Seller for any taxes arising before the Closing Date, or in connection with the sale of the Acquired Assets under this Agreement;

in connection with any of Seller’s employees, including salaries, benefits, commissions, Seller’s employee benefit or employee-benefit plans in which Seller’s employees participate, payroll taxes, or any severance payments due because of Seller’s termination of its employees as contemplated by this Agreement; and

other liability or obligation of Seller arising before the Closing in connection with the Business.

Section 1.04 Phase 1 Construction

Buyer and Seller agree that if Buyer is unable to begin phase 1 construction on the 8 unit multi-family duplex development project to be built on the Acquired Assets property within one  year of the Closing Date of this Agreement, that shall be an Event of Default, as the term is defined in the Promissory Note.

ARTICLE TWO

REPRESENTATIONS AND WARRANTIES OF SELLER

Except as otherwise set forth in the attached schedules, Seller represents, warrants, and covenants to Buyer as follows.

Section 2.01 Ownership of Acquired Assets

Seller is the beneficial and record owner of, and has good and marketable title to, all of the Acquired Assets. This title is free and clear of all security interests, pledges, mortgages, liens, charges, encumbrances, adverse claims, preferential arrangements, obligations to sell, options or other rights to purchase, rights of first refusal or first negotiation, or other restrictions of any kind, including any restriction on the use, transfer, receipt of income, or other exercise of any attributes of ownership other than the Permitted Encumbrances described on Schedule 2.01 (collectively, “Encumbrances”).

Section 2.02 Capacity and Authority

Seller has the right and the requisite power, legal capacity, and authority to execute and deliver this Agreement and to carry out the terms and conditions applicable to Seller under this Agreement. At Closing, Buyer will acquire from Seller legal and beneficial ownership of, and good and marketable title to, the Acquired Assets, free and clear of all Encumbrances.

This Agreement and each other agreement and instrument to be signed and delivered by Seller under this Agreement (collectively, “Seller’s Transaction Documents”) comprise Seller’s legal, valid, and binding obligation enforceable in accordance with their respective terms. Seller has taken all requisite legal action to duly authorize the signing, delivery, and performance of this Agreement and the other Seller’s Transaction Documents. Seller has duly signed and delivered this Agreement.

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Section 2.03 No Violations

Seller’s signing and delivery of this Agreement and the other Seller’s Transaction Documents, consummation of the transactions, and performance of these obligations will not:

conflict with or violate any applicable law or rule or regulation affecting Seller, the Acquired Assets or the Business;

conflict with or violate any judgment, order, decree, or award of any court, arbitrator, mediator, or governmental agency or instrumentality to which Seller is a party or by which Seller or any of the Acquired Assets is bound or affected;

conflict with, violate, terminate, or accelerate the performance required by any contract, indenture, instrument, or other agreement to which Seller is a party, or by which Seller, or any of the Acquired Assets may be bound or affected.

Section 2.04 Consents and Approvals

No consent, approval, authorization, or other action by, or filing or registration with, any federal, state, or local governmental authority, or any other person or entity is required in connection with Seller’s signing and delivery of this Agreement and Seller’s Transaction Documents, Seller’s consummation of the transactions contemplated by these documents, or Seller’s performance of the obligations under them.

Section 2.05 Non-Foreign Status

Seller is not a foreign person or entity under Internal Revenue Code Section 1445.

Section 2.06 Organization and Standing

Seller is a corporation duly organized, validly existing and in good standing under the laws of Alabama. Seller is duly qualified to do business as a foreign corporation in each state in which the nature of the Business or the character or location of its assets requires this qualification. Seller has the requisite corporate power and corporate authority to own or lease and operate the assets and properties owned or leased by Seller and to carry on the Business as it is currently being conducted.

Section 2.07 Financial Statements

The Financial Statements contain only true statements of material fact, and include all material facts necessary to make the statements or information in the Financial Statements complete and accurate. The Financial Statements fairly present in all material respects Seller’s financial position, operations results, and changes in financial position for the periods indicated; were prepared from Seller’s books and records in accordance with generally accepted accounting principles; and have been prepared consistent with past periods. Seller’s books of account and other financial records are complete and correct in all material respects.

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Section 2.08 Absence of Specified Changes

Other than matters disclosed to Buyer in writing, there has not been any:

transaction by Seller except in the ordinary course of business;

adverse change in the Acquired Assets and other properties, financial condition, liabilities, Business, operations, or prospects of Seller;

change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by Seller;

revaluation by Seller of any of the Acquired Assets;

acquisition or disposition by Seller of any of the Acquired Assets, except in the ordinary course of business;

amendment or termination of any material contract, agreement, or license to which Seller is a party, except in the ordinary course of business; or

Encumbrance placed on any of the Acquired Assets.

Section 2.09 Acquired Assets

As of the Closing Date, each of the Acquired Assets must be included on the List of Acquired Assets (Schedule 2.09). The tangible Acquired Assets include the spare parts and inventory necessary to continue the operation of the Business as presently conducted without material interruption. The tangible Acquired Assets are in good operating condition and repair.

Section 2.10 Litigation and Claims

Seller is not a party to, and to Seller’s knowledge, there is no pending or overtly threatened litigation, other legal proceeding, or governmental investigation against Seller:

affecting the Acquired Assets or the Business, or

challenging the validity or propriety of, or seeking to enjoin or to set aside, the transactions contemplated by this Agreement, including the signing and delivery of this Agreement, consummation of the transactions contemplated herein, or performance of its respective obligations.

Seller is not a party to any judgment, order, decree, or award of any court, arbitrator, mediator, governmental agency, or instrumentality that would or might affect the Acquired Assets or the Business.

Section 2.11 Compliance with Laws

Seller has complied in all material respects with all laws, rules, regulations, and orders applicable to the Business’s operation. Seller has all licenses and permits from governmental authorities required to continue to conduct the Business in the same manner it is currently conducted.

Section 2.12 Brokers and Finders

No broker or finder has acted for Seller in connection with this Agreement or the transactions contemplated by it. No broker or finder is entitled to any brokerage commission, finder’s fee, or other compensation based on an agreement or arrangement by Seller.

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Section 2.13 Taxes and Tax Returns

 All federal, state, and local income and other tax returns (including all returns or declarations in respect of taxes and impositions) of Seller required to be filed on or before this date have been filed. All taxes shown on these returns or on any assessments received by Seller that are due on or before this date have been paid or adequately reserved for in Seller’s financial books and records.

Section 2.14 Schedules Delivered

All schedules described in this Agreement and prepared by or on behalf of Seller that are being delivered to Buyer with this Agreement or before the Closing Date are accurate and complete as of this date and will be accurate and complete as of the Closing Date, unless the schedule reflects a different date. If the schedule reflects a different date, the schedules are true, accurate, and complete as of the date indicated, and have been prepared in conformity with the provisions of this Agreement.

Section 2.15 No Material Misstatements

No representation or warranty by Seller in this Agreement or in any attached exhibit or schedule contains any untrue statement of a material fact or omits to state a material fact necessary to fairly inform Buyer.

ARTICLE THREE

REPRESENTATIONS AND WARRANTIES OF BUYER

Except as otherwise set forth in the attached schedules, Buyer represents, warrants, and covenants to Seller as follows.

Section 3.01 Organization and Standing

Buyer is a corporation duly organized, validly existing, and in good standing under the laws of Nevada.

Section 3.02 Capacity and Authority

Buyer has the requisite corporation power and corporation authority to sign and deliver this Agreement and to carry out the terms applicable to it under this Agreement. The signing, delivery, and performance of this Agreement by Buyer has been duly authorized by all requisite corporation action on the part of Buyer, and this Agreement has been duly signed and delivered by Buyer. This Agreement comprises, and each other agreement or instrument to be signed and delivered by Buyer under the terms of this Agreement will comprise, the legal, valid, and binding obligations of Buyer, enforceable against Buyer in accordance with their terms.

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Section 3.03 No Violations

Buyer’s signing and delivery of this Agreement, consummation of the transactions contemplated by this Agreement, and performance of Buyer’s obligations under this Agreement will not:

conflict with or violate Buyer’s articles or bylaws;

conflict with or violate any applicable law, rule, or regulation affecting Buyer; or

conflict with or violate any judgment, order, decree, or award of any court, arbitrator, mediator, or governmental agency or instrumentality, to which Buyer is a party or by which Buyer is bound or affected.

Section 3.04 Consents and Approvals

No consent, approval, authorization, or other action by, or filing or registration with, any federal, state, or local governmental authority or any other person or entity is required in connection with Buyer’s signing and delivery of this Agreement, consummation of the transactions contemplated by this Agreement, or performance of Buyer’s obligations under this Agreement.

Section 3.05 Litigation and Claims

Buyer is not a party to, nor is there any pending or overtly threatened litigation or other legal proceeding or governmental investigation against Buyer challenging the validity or propriety of, or seeking to enjoin or set aside Buyer’s:

signing and delivery of this Agreement;

consummation of the transactions contemplated by this Agreement; or

performance of Buyer’s obligations under this Agreement.

Section 3.06 Brokers and Finders

No broker or finder has acted for Buyer in connection with this Agreement or the transactions contemplated by this Agreement. No broker or finder is entitled to any brokerage commission, finder’s fee, or other compensation based on agreements or arrangements made by Buyer.

ARTICLE FOUR

COVENANTS OF SELLER

Section 4.01 Schedules

 Before the Closing Date, Seller will deliver to Buyer any schedules referenced in Article Two that have not already been delivered to Buyer with this Agreement.

Section 4.02 Conduct of Business

Seller agrees that, from the date of this Agreement through the Closing, Seller shall:

conduct the Business and engage in transactions only in the ordinary course of business and in a commercially reasonable manner;

use all commercially reasonable efforts to keep Seller’s business organization intact and to preserve all Seller’s present relationships with, and the goodwill of, employees, suppliers, and others having a business relationship with Seller;

protect and preserve the Acquired Assets and Seller’s rights in them;

maintain the tangible Acquired Assets in good operating condition and repair, ordinary wear and tear excepted; and

maintain in full force and effect all existing insurance policies to cover and protect the Acquired Assets against damage or destruction and to insure Seller against liability.

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Without Buyer’s prior written consent, Seller will not:

dispose of any of the Acquired Assets, other than inventory and supplies consumed in the ordinary conduct of Business;

enter into any new contract or cancel or amend any existing contract to which Seller is a party; or

commit any act that will have a materially adverse effect on the Business or the Acquired Assets.

Section 4.03 Satisfying Conditions

Seller shall perform all of its covenants in this Agreement that are conditions to Buyer’s obligation to purchase the Acquired Assets before the Closing Date. This includes obtaining all consents, approvals, authorizations, and other actions by, and completing all filings or registrations with, all federal, state, and local governmental authorities that are necessary for Seller to consummate the transactions contemplated by this Agreement.

Section 4.04 Disclosure of Changes

Seller will not knowingly take any action or fail to take any action that would make any representation, warranty, or covenant made by Seller in this Agreement untrue. Seller shall promptly notify Buyer in writing of:

the commencement or overt threat of any lawsuit or claim against Seller that affects the Acquired Assets or the Business, challenges the validity or propriety of this Agreement, or seeks to enjoin or to set aside the transactions contemplated by this Agreement;

any adverse change in the Acquired Assets or Business; and

any change in any of the representations or warranties of Seller in this Agreement or in any schedule, exhibit, certificate, or other document delivered to Buyer by Seller under this Agreement. Notice to Buyer of any of the foregoing is not an amendment to the representations and warranties of Seller in this Agreement.

Section 4.05 Exclusive Dealing

Seller must deal exclusively with Buyer with respect to the transactions contemplated by this Agreement, and must not:

solicit, encourage, or entertain offers of inquiry from other persons or entities;

provide information to, participate in, or continue after this date any discussions or negotiations with any other persons or entities with an interest in acquiring any of the Acquired Assets other than in the ordinary course of Seller’s business, or the Business (nor will Seller authorize or permit any director, officer, employee, attorney, accountant or other representative or agent of Seller to solicit, encourage, or entertain offers or inquiries).

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ARTICLE FIVE

COVENANTS OF BUYER

Section 5.01 Satisfying Conditions

Buyer shall perform all of its covenants in this Agreement that are conditions to Seller’s obligation to sell the Acquired Assets before the Closing Date. This includes obtaining all consents, approvals, authorizations, and other actions by, and completing all filings or registrations with, all federal, state, and local governmental authorities that are necessary for Buyer to consummate the transactions contemplated by this Agreement.

Section 5.02 Access to Books and Records

After the Closing, at Seller’s expense, Buyer will make available to Seller the information and documents that Seller reasonably requests:

to defend any claim, demand, or assertion, including tax audits, brought by or against Seller or a third party; and

to prepare any tax returns for the fiscal year of Seller (or any portion thereof) occurring before the Closing.

ARTICLE SIX

CONDITIONS TO OBLIGATION OF BUYER TO PERFORM

Buyer’s obligations under this Agreement are subject to the satisfaction of the following conditions on or before the Closing Date. Buyer may waive any condition by delivering written notice of the waiver to Seller.

Section 6.01 Representations and Warranties True on the Closing Date

The representations and warranties of Seller in this Agreement, in the Schedules and Exhibits to it, and in any certificate, document, or statement delivered under its provisions must be true and correct on the Closing Date as if made on the Closing Date. Seller must have delivered to Buyer a certificate in form and substance satisfactory to Buyer, dated the Closing Date and signed by Seller to this effect.

Section 6.02 Compliance with Agreement

Seller must have performed and complied with all agreements, covenants, conditions, and obligations required by this Agreement to be performed or complied with by Seller before or on the Closing Date. Seller must have delivered to Buyer a certificate in form and substance satisfactory to Buyer, dated the Closing Date and signed by Seller to this effect.

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Section 6.03 No Material Adverse Changes

From this date to the Closing Date, there must have been no material adverse changes in the Business or the Acquired Assets as determined by Buyer’s good-faith judgment.

Section 6.04 No Pending Litigation

There is no pending or threatened claim, proceeding, investigation, or inquiry by any person, governmental body, or authority that seeks to prevent or change the terms of this Agreement or the transaction contemplated by it, to obtain damages in connection with this Agreement or the transaction contemplated by it, or to question the validity or legality of the consummation of the transaction contemplated by this Agreement.

Section 6.05 Consents

Seller and Buyer have received all consents from all third parties necessary to consummate the transaction contemplated in this Agreement.

Section 6.06 Documents, Certificates, and Other Items

Seller will have delivered or caused to be delivered to Buyer:

the Promissory Note substantially in the form of Exhibit A;

bills of sale and assignments, and other transfer documents reasonably requested by Buyer.

Section 6.07 Miscellaneous

Buyer has received all additional instruments and documents as may reasonably be required by this Agreement or to consummate the transactions contemplated in this Agreement.

ARTICLE SEVEN

CONDITIONS TO OBLIGATION OF SELLER TO PERFORM

Seller’s obligations under this Agreement are subject to the satisfaction of the following conditions on or before the Closing Date. Seller may waive any of these conditions by delivering written notice of the waiver to Buyer.

Section 7.01 Representations and Warranties True on the Closing Date

The representations and warranties of Buyer in this Agreement, in the Schedules and Exhibits to this Agreement; and in any certificate, document, or statement delivered under its provisions must be true and correct on and as of the Closing Date as if made on the Closing Date. Buyer must have delivered to Seller a certificate in form and substance satisfactory to Seller, dated the Closing Date and signed by Buyer to this effect.

Section 7.02 Compliance with Agreement

Buyer must have performed and complied with all agreements, covenants, conditions, and obligations required by this Agreement to be performed or complied with by Buyer before or on the Closing Date. Buyer must have delivered to Seller a certificate in form and substance satisfactory to Seller, dated the Closing Date and signed by Buyer to this effect.

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Section 7.03 No Pending Litigation

There is no pending or threatened claim, proceeding, investigation, or inquiry by any person, governmental body, or authority that seeks to prevent or change the terms of this Agreement or the transaction contemplated by it, to obtain damages in connection with this Agreement or the transaction contemplated by it, or to question the validity or legality of the consummation of the transaction contemplated by this Agreement.

Section 7.04 Consents

Seller and Buyer have received all consents from all third parties necessary to consummate the transactions contemplated by this Agreement.

Section 7.05 Miscellaneous

Seller have received all additional instruments and documents as may reasonably be required by this Agreement, or to consummate the transactions contemplated in this Agreement.

ARTICLE EIGHT

TERMINATION

If for any reason the Closing does not occur by [October 31, 2025, and neither Buyer, on the one hand, nor Seller, on the other hand, is in breach of its respective obligations under this Agreement, then any party may terminate this Agreement and no party will have any further obligation to the others. If the Closing does not occur because of the breach or default by any party to the Agreement, the non-breaching party or parties have the right to pursue all remedies available provided under this Agreement, at law, and in equity, including specific performance or injunctive relief.

ARTICLE NINE

GENERAL PROVISIONS

Section 9.01 Expenses

Except as otherwise specifically provided, each party is responsible for its own fees, costs, and other expenses—including fees for counsel, financial advisors, and accountants—incurred in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated under it.

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Section 9.02 Survival of Representations, Warranties, and Covenants

The respective representations, warranties, and covenants of Buyer and Seller made in this Agreement or in any certificate or other document delivered under this Agreement, including the obligations of indemnity, will survive the Closing Date and the consummation of the transactions contemplated by this Agreement, despite any examination made by or for the party to whom the representations, warranties, or covenants were made; the knowledge of any officers, directors, employees, or agents of the party; or the acceptance of any certificate or opinion.

Section 9.03 Notices

All notices, requests, consents, claims, demands, waivers, and other communications hereunder (each, a “Notice”) shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or email (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail (in each case, return receipt requested, postage pre-paid). Notices must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a Notice given in accordance with this Section):

If to Seller	RAC Gadsden LLC 100 Biscayne Blvd., #1611 Miami, FL 33132 Email: fgillen@precheckhealth.com Attn: Frank Gillen, Manager
If to Buyer	My City Builders, Inc. 100 Biscayne Blvd., #1611 Miami, FL 33132 Email: ygoodell@mycitybuilders.com Attn: Yolanda Goodell, Interim CEO

Section 9.04 Entire Agreement

This Agreement constitutes the sole and entire agreement of its parties with respect to the Agreement’s subject matter. This Agreement supersedes all prior and contemporaneous understandings, agreements, representations, and warranties—both written and oral—with respect to the subject matter. As between or among the parties, no oral statements or prior written material not specifically incorporated herein shall be of any force and effect. The parties specifically acknowledge that, in entering into and executing this Agreement, each is relying solely upon the representations and agreements contained in this Agreement and no others.

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Section 9.05 Amendments

No provision of this Agreement may be amended or modified except by a written instrument executed by all parties to this Agreement.

Section 9.06 Multiple Originals; Validity of Copies

This Agreement may be signed in any number of counterparts, each of which will be deemed an original. Any Person may rely on a copy of this Agreement that any party to this Agreement certifies to be a true copy to the same effect as if it were an original.

Section 9.07 Governing Law

This Agreement is governed, construed, and administered according to the laws of Alabama, as from time to time amended, and any applicable federal law. No effect is given to any choice-of-law or conflict-of-law provision or rule (whether of Alabama or any other jurisdiction) that would cause the application of the law of any jurisdiction other than those of Alabama.

Section 9.08 Attorney’s Fees

If any party to this Agreement institutes any legal cause of action—including arbitration—against another party arising out of or relating to this Agreement, the prevailing party will be entitled to the costs incurred in conducting the cause of action, including reasonable attorney’s fees and expenses and court costs.

Section 9.09 No Third-Party Beneficiaries

This Agreement is for the sole benefit of its parties and their respective heirs, executors, administrators, successors, and assigns. Nothing in this Agreement, express or implied, confers any legal or equitable right, benefit, or remedy of any nature whatsoever upon any other person or the creditors of any person.

Section 9.10 Assignment

No party to this Agreement may assign or transfer this Agreement without the prior written consent of all other parties, except in connection with the sale of all or substantially all of Buyer’s assets and properties, or the merger or other reorganization of Buyer. This prohibition of assignment does not prohibit Buyer from taking title to the Acquired Assets in the name of a wholly-owned corporation, limited liability company, or other legal entity, provided that the Buyer provides Seller with sufficient notice prior to the Closing Date.

Section 9.11 Successors

Except as otherwise provided in this Agreement, all provisions of this Agreement bind, inure to the benefit of, and are enforceable by and against the respective heirs, executors, administrators, personal representatives, successors, and permitted assigns of any of the parties to this Agreement.

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Section 9.12 Modification for Legal Events

If any court of competent jurisdiction determines that any provision or any part of a provision set forth in this Agreement is unenforceable because of its duration or geographic scope, the court has the power to modify the unenforceable provision instead of severing it from this Agreement in its entirety.

Section 9.13 Severability

The invalidity or unenforceability of any provision of this Agreement does not affect the validity or enforceability of any other provision of this Agreement. If a court of competent jurisdiction determines that any provision is invalid, the remaining provisions of this Agreement are to be construed as if the invalid provision had never been included in this Agreement.

Section 9.14 Further Assurances

The parties agree to provide to each other such further assurances, information, or documentation, or to undertake such further action, including signing and delivering any additional documents, instruments, or conveyances, as the other party may reasonably request for the purpose of carrying out the provisions of, or transactions contemplated, by this Agreement.

ARTICLE TEN

DEFINITIONS AND INTERPRETATION

Section 1.01 Definitions

For purposes of this Agreement, the following terms have the following meanings.

(a) Acquired Assets

Acquired Assets means all assets and properties of Seller described on attached Schedule2.09.

(b) Agreement

Agreement means this Asset Purchase Agreement.

(c) Business

Business is defined in the Background section of this Agreement.

(d) Closing

Closing means the closing of the purchase and sale of the Acquired Assets.

(e) Closing Date

Closing Date means the date the Closing will take place as described in Section 1.01.

(f) Closing Payment

Closing Payment is defined in Section 1.02.

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(g) Encumbrances

Encumbrances is defined in Section 2.01 and does not include Permitted Encumbrances.

(h) Environmental Laws

Environmental Laws means all applicable laws, rules, orders, regulations, statutes, ordinances, codes, decrees, or requirements of any department, commission, board, bureau, agency, or instrumentality of federal, state, or local government regulating the storage, release, discharge, or emission of any Hazardous Materials into the environment or pertaining to public health and safety, as now in effect.

(i) Financial Statements

Financial Statements means consolidated statements of the income and expenses of Seller for the 12-month period ended , and the consolidated balance sheets of Seller as of such dates.

(j) Hazardous Materials

Hazardous Materials means:

any chemical, compound, material, mixture or substance that is defined or listed in, or otherwise classified under any Environmental Law as a hazardous substance, hazardous material, hazardous waste, infectious waste, toxic substance, toxic pollutant, or any other formulation intended to list, define or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or EP toxicity;

any asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials, or radon; and

any petroleum, natural gas, natural gas liquid, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas).

(k) Inventory

Inventory means Seller’s inventory as described in Section 2.12.

(l) Permitted Encumbrances

Permitted Encumbrances means all of the Encumbrances disclosed on Schedule 2.01

(m) Promissory Note

Promissory Note means the Secured Promissory Note between Buyer and Seller substantially in the form of Exhibit A.

(n) Seller’s Transaction Documents

Seller’s Transaction Documents means the documents described in Section 2.02.

Section 1.02 Interpretation

The following general provisions and rules of construction apply to this Agreement.

The Section headings are for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of any of the provisions of this Agreement. All references to Sections contained in this Agreement refer to the Sections of this Agreement. In this Agreement, the words include, includes, and including mean include without limitation, includes without limitation and including without limitation, respectively. Include, includes, and including are words of illustration and enlargement, not words of limitation or exclusivity. No presumption against any party (or its counsel) exists on the ground that the party (or its counsel) was responsible for preparing this Agreement or any part of it. All pronouns refer to the masculine, feminine, neuter, singular, or plural as the context may require.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the undersigned has executed this ASSET PURCHASE AGREEMENT as of the date first written above.

SELLER:
RAC Gadsden LLC
Date:
Frank Gillen, Manager

BUYER:
My City Builders, Inc.
Date:
Yolanda Goodell, Interim CEO

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LIST OF SCHEDULES AND EXHIBITS

Schedule 2.01	List of Permitted Encumbrances
Schedule 2.09	List of Acquired Assets
Exhibit A	Form of Promissory Note

Schedules and Exhibits

SCHEDULE 2.01
LIST OF PERMITTED ENCUMBRANCES

None

Permitted Encumbrances
1

SCHEDULE 2.09

LIST OF ACQUIRED ASSETS

The real property with the following descriptions and addresses:

PARCEL I:

Lot Number Thirty-Seven (37) in Glendale Subdivision, Glencoe, Alabama, as recorded in Plat Book “C”, Page 375, Probate Office of Etowah County,  Alabama.

PARCEL II:

Begin at a pinched pipe marking the Southeast corner of the NE1/4-SW1/4 in Section Nineteen (19), T-12-S, R-7-E; thence along the South line of said forty the following bearings and distances; thence South 89o13’43” West 34.76 feet to a 1/2” rebar; thence South 88o43’40” West 269.84 feet to a 1/2” rebar capped (CA-497-LS); thence leaving said forty line North 02o17’19” West 207.73 feet to a 1/2” rebar capped (CA-497-LS); thence North 61o10’44” East 90.38 feet to a 1/2” rebar capped (CA-497-LS); thence N29o25’58”W 193.88’ to a 1/2” rebar CAPPED(CA-497-LS), thence North 74o55’30” East 215.73 feet to a 3/4” pipe on the Southwesterly R/W of L&N Railroad (100’ R/W); thence along said R/W South 35o23’48” East 199.67 feet to a 1/2” pipe on the East line of said forty; thence leaving said R/W and along said forty line South 00o55’33” East 306.92 feet to the point of beginning.

The address of Parcel I, above, being at 0 Glenda Ave., Glencoe, AL 32903, and the address of Parcel II, above, being at 702 Chastain Blvd., Gadsden, AL 35901.

Acquired Assets
1

EXHIBIT A

FORM OF PROMISSORY NOTE

Form of Promissory Note
1